[LETTERHEAD OF ARTHUR ANDERSEN LLP]

                                                EXHIBIT 23.2

          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 22, 1998 included in Stanford Telecommunications, Inc.'s Form 10-K for the year ended March 31, 1998 and to all references to our Firm included in this registration statement.

                                   /s/ ARTHUR ANDERSEN LLP

San Jose, California
August 13, 1998